UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

SILO PHARMA, INC.

(Name of registrant in its charter)

Delaware	000-54872	27-3046338
(State or jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

560 Sylvan Ave, Suite 3160

Englewood Cliffs, NJ 07632

(Address of principal executive offices)

(718) 400-9031

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2021, Silo Pharma, Inc. (the “Company”) filed an amendment (the “Amendment”) to its Certificate of Incorporation, as amended (the “Certificate of Incorporation”) with the Secretary of State of Delaware to increase the authorized number of shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares. The Amendment was approved by the Company’s stockholders at the Company’s special meeting of stockholders held March 10, 2021, the results of which are reported below in Item 5.07 of this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 10, 2021, the Company held its special meeting of stockholders (the “Special Meeting”). A total of 61,083,261 shares of common stock constituting a quorum were represented in person or by valid proxies at the Special Meeting. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on February 22, 2021, are as follows:

Proposal 1. At the Special Meeting, the stockholders approved the Amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares. The voting results were as follows:

For	Against	Abstain
61,081,061	2,200	0

Proposal 2. At the Special Meeting, the stockholders approved granting discretionary authority to the Company’s Board of Directors to amend the Company’s Certificate of Incorporation to effect one or more consolidations of the Company’s issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-5 up to 1-for-50 (the “Reverse Stock Split”), provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-50, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the record date of the Special Meeting, or February 5, 2022. The voting results were as follows:

For	Against	Abstain
61,081,061	2,200	0

Proposal 3. At the Special Meeting, the stockholders approved the Silo Pharma, Inc. 2020 Omnibus Equity Incentive Plan and the reservation of 8,500,000 shares of common stock for issuance thereunder. The voting results were as follows:

For	Against	Abstain
60,831,061	2,200	250,000

Item 9.01.  Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on March 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILO PHARMA, INC.

Date: March 12, 2021	By:	/s/ Eric Weisblum
Eric Weisblum, Chief Executive Officer